UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 2004



                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)



           Delaware                       0-16375              94-3018487
           ---------                      --------             ----------
(State or other jurisdiction of       (Commission File      (I.R.S. Employer
 incorporation or organization)            Number)          Identification No.)


                                2711 Citrus Road
                        Rancho Cordova, California 95742
                        --------------------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 858-5100
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under  the  Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01 Entry into a Material Definitive Agreement.

     On December 13, 2004, ThermoGenesis Corp. (the "Company") held its Annual Stockholders Meeting. At the meeting, the stockholders approved an amendment to increase the number of shares under the 2002 Independent Directors Equity Incentive Plan by 100,000 shares. A copy of the Amended 2002 Independent Directors Equity Incentive Plan is attached as Exhibit 99.

Section 8 - Other Events
------------------------

Item 8.01 Other Events.

     At the Annual Stockholder Meeting, the stockholders reelected Philip H. Coelho, Patrick McEnany, Hubert E. Huckel, M.D., George J. Barry and Kevin Simpson to serve as directors until the next annual stockholder meeting or until their successors are elected and qualified.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

         Exhibit No.             Exhibit Description
         ----------              -------------------
            99                   Amended 2002 Independent Equity Incentive Plan

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THERMOGENESIS CORP.,
                             a Delaware Corporation


Dated: December 14, 2004            /s/ Renee Ruecker
                                    --------------------------------------------
                                    Renee Ruecker,
                                    Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


         Exhibit No.         Description
         -----------         -----------

            99               Amended 2002 Independent Directors Equity Incentive
                             Plan